Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is entered into as of December 13, 2024, by and among andalusian credit company, llc, a Delaware limited liability company (the “Company”), CIBC BANK USA (in its individual capacity, “CIBC”), as administrative agent for the Secured Parties (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

RECITALS

A.            Reference is made to that certain Credit Agreement, dated as of February 12, 2024 (as amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Company, the Administrative Agent, and the financial institutions that are from time to time party thereto (the “Lenders”). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

B.            Pursuant to Section 6.5 of the Credit Agreement, the parties hereto have agreed to extend the Stated Maturity Date (such facility extension, the “Facility Extension”), and the Company has requested that the Administrative Agent and the Lenders agree to make certain modifications to the Credit Agreement to, among other things, reflect the Facility Extension.

C.            Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to the Facility Extension and such other requested modifications.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.            Amendments to Credit Agreement. Upon the “First Amendment Date” (as defined below), the Credit Agreement is hereby amended as follows:

(a)            Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in their entireties to appear therein in appropriate alphabetical order:

“First Amendment means the First Amendment to Credit Agreement, dated as of the First Amendment Date, among the Company, the Administrative Agent and the Lenders party thereto.”

“First Amendment Date means December 13, 2024.”

(b)            The definition of “Stated Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Stated Maturity Date means December 12, 2025, subject to the extension of such date pursuant to Section 6.5.”

2.            Representations and Warranties of the Company. The Company represents, warrants and certifies to the Administrative Agent and the Lenders that:

(a)            (i) the execution and delivery by the Company of this Amendment, and its performance hereunder and under the Amended Credit Agreement, have been duly authorized by all necessary limited liability company action, and (ii) this Amendment and the Amended Credit Agreement are each a legal, valid and binding agreements and obligation of the Company enforceable against the Company in accordance with its respective terms, subject to Debtor Relief Laws, where applicable, and general equitable principles (whether considered in a proceeding in equity or at law);

(b)            at the time of and immediately after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the First Amendment Date with the same effect on the then-effective Stated Maturity Date as if made on such date (except to the extent any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date, and except to the extent qualified as to materiality, in which case such representation and warranty is true and correct in all respects);

(c)            the organizational documents attached to the closing certificate of the Company, as delivered by the Company to the Administrative Agent on February 12, 2024, remain in full force and effect and have not been amended, restated, supplemented, rescinded or otherwise modified since such date, and the resolutions attached to each such certificate have not been amended, restated, supplemented, rescinded or otherwise modified and remain in full force and effect on the date hereof; and

(d)            at the time of and immediately after giving effect to this Amendment, no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Event of Default or shall result from this Amendment and the transactions contemplated hereby.

3.            Amendment Effective Date. This Amendment shall become effective on the date (the “First Amendment Date”) upon which all of the conditions have been satisfied:

(a)            the execution and delivery of this Amendment by the Company, the Administrative Agent and the Lenders;

(b)            receipt by the Administrative Agent of a good standing certificate for the Company dated as of a recent date;

(c)            receipt by the Administrative Agent of signature and incumbency certificates of the Company’s officers, directors and/or other authorized persons executing any of the Loan Documents (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein); and

(d)            all fees due to the Administrative Agent and the Lenders on or prior to the First Amendment Date shall have been paid in full by the Company (including, for the avoidance of any doubt, (i) the facility extension fee equal to $217,910.96 (an amount equal to 29.05 basis points on the Revolving Commitment in effect on the First Amendment Date) and (ii) Attorney Costs to the extent invoiced prior to the First Amendment Date).

4.            Reference to and Effect Upon the Loan Documents.

(a)            Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)            The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a Loan Document under the Credit Agreement.

5.            Costs and Expenses. The Company hereby affirms its obligation under Section 15.5 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs) in connection with the preparation, negotiation, execution and delivery of this Amendment, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

6.            GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

7.            Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

8.            Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

9.            Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the successors and permitted assigns of the parties hereto.

10.            Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

11.            Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(signature page follows)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

THE COMPANY:

ANDALUSIAN CREDIT COMPANY, LLC

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer

Signature Page to First Amendment

ADMINISTRATIVE AGENT AND LENDER:

CIBC BANK USA

By:	/s/ Nick Koziak
Name:	Nick Koziak
Title:	Managing Director

Signature Page to First Amendment